UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        July 6, 2004

DIAMOND ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

NEW JERSEY (State or other jurisdiction of incorporation or organization)	0-17953 (Commission File Number)	22-2748019 (I.R.S. Employer Identification No.)

800 Tucker Lane, Walnut, California   91789
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (909) 839-1989

____________________________________________________
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit 99.1:      Press Release dated July 6, 2004.

Item 9.

   Regulation FD Disclosure

Diamond Entertainment Corporation has reported its financial result for the year ended March 31, 2004.  The Company’s press release dated July 6, 2004 announcing the results is attached hereto as Exhibit 99.1.

Item 12.   Results of Operations and Financial Condition.

Diamond Entertainment Corporation has reported its financial results for the year ended March 31, 2004.  The Company’s press release dated July 6, 2004 announcing the results is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND ENTERTAINMENT CORPORATION.
Date: July 7, 2004	By: /s/ James Lu James Lu, President and CO-CEO

Date: July 7, 2004	By: /s/ Fred U. Odaka Fred U. Odaka, Chief Financial Officer